EXHIBIT 24


                        POWER OF ATTORNEY

     The undersigned hereby constitute and appoint IRVING WEISER and DANIEL J. REUSS and each of them his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Inter-Regional Financial Group, Inc. for the fiscal year ending December 31, 1994 and all amendments to such Annual Report on Form 10-K, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying all that said attorneys-in-fact and agents, each acting alone, or his substitutes, may lawfully do or cause to be done by virtue thereof.

Signature                        Title          Date
- ---------                        -----          ----

Susan S. Boren                   Director       February 20, 1995
- -----------------------------
Susan S. Boren

F. Gregory Fitz-Gerald           Director       February 1, 1995
- -----------------------------
F. Gregory Fitz-Gerald

Richard D. McFarland             Chairman and   February 1, 1995
- -----------------------------    Director
Richard D. McFarland

Lawrence Perlman                 Director       February 20, 1995
- -----------------------------
Lawrence Perlman

C.A. Rundell, Jr.                Director       February 1, 1995
- -----------------------------
C.A. Rundell, Jr.

Robert L. Ryan                   Director       February 1, 1995
- -----------------------------
Robert L. Ryan

Arthur R. Schulze, Jr.           Director       February 1, 1995
- -----------------------------
Arthur R. Schulze, Jr.

David A. Smith                   Director       February 1, 1995
- -----------------------------
David A. Smith

Irving Weiser                    President,     February 1, 1995
- -----------------------------    Chief Executive
Irving Weiser                    Officer and
                                 Director

Daniel J. Reuss                  Senior Vice    February 1, 1995
- -----------------------------    President,
Daniel J. Reuss                  Treasurer and acting
                                 Chief Financial Officer
                                 (Principal Financial and
                                 Accounting Officer)